SCHEDULE 14C INFORMATION STATEMENT
     Information Statement Pursuant to Section 14(c) of the Securities
                           Exchange Act of 1934


Check the appropriate box:
         /  /    Preliminary Information Statement
         /  X /   Definitive Information Statement

                      Andean Development Corporation
               (Name of Registrant As Specified In Charter)

                              Not Applicable
     (Name of Person(s) Filing the Information Statement if other than
                                Registrant)

Payment of Filing Fee (Check the appropriate box):
         / X / No fee required.
         / / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)  Title of each class of securities to which transaction applies:

          Common Stock,  $.0001 par value

     2)  Aggregate number of securities to which transaction applies:

          2,820,100 shares of Common Stock

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)   Proposed maximum aggregate value of transaction:  $761,283

     5)   Total Fee:  $62.00

/__/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         2)  Form, Schedule or Registration Statement No.:
         3)  Filing Party:
         4)  Date Filed:



                      ANDEAN DEVELOPMENT CORPORATION
                          1224 Washington Avenue
                        Miami Beach, Florida 33139
                               305-531-1174
                 Notice of Written Consent of Shareholders
                             September 8, 2003

Shareholders of Andean Development Corporation:

          This Information Statement is being furnished to stockholders of Andean Development Corporation, a Florida corporation (the "Company"), pursuant to the requirements of Regulation 14C under the Securities Exchange Act 1934, as amended (the "Exchange Act"), in connection with an action by written consent, dated September 8, 2003, of the majority of the stockholders of the Company in lieu of the Annual Meeting of Stockholders of the Company for the year ended December 31, 2002 (the "Written Consent");

           Management of the Company is utilizing the Written Consent in order to reduce the expenses and demands on the Company's executives' time necessitated by the holding of a meeting of stockholders, since the only business of such a meeting would be:

      (1) To elect three members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2004 or until their successors are duly elected and qualified;

      (2) To ratify the appointment of Spear, Safer, Harmon & Co., as the Company's independent certified public accountants for the fiscal year ending December 31, 2003;

     (3) To effect a 1-for-10 reverse stock split of our issued and outstanding Common Stock and a corresponding decrease in the number of authorized shares of our Common Stock;

      (4) To amend our Articles of Incorporation to increase of our authorized number of shares of Common Stock (post split) from 2,000,000 to 50,000,000;

     (5) approve the sale of substantially all our assets and assumption of almost all of our liabilities by Pedro Err zuriz; and

     (6) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

          The Company's major stockholder, Pedro Pablo Err zuriz the beneficial owner of approximately 53.6% of the issued and outstanding shares of the Company's $.0001 par value common stock (the "Common Stock") has voted for management's nominees for election as Directors, for the ratification of the appointment of Spear, Safer, Harmon & Co., as the Company's independent certified public accountants, for the 1-for-10 reverse stock split of our issued and outstanding Common Stock and a corresponding decrease in the number of authorized shares of our Common Stock, amend our Articles of Incorporation to increase of our authorized number of shares of Common Stock (post split) from 2,000,000 to 50,000,000 and for the sale of substantially all the assets. The Company has received the executed Written Consent from Pedro Pablo Err zuriz, effective on September 8, 2003. A complete summary of each of these matters is set forth herein.

          Stockholders of record at the close of business on September 8, 2003 are being furnished copies of this Information Statement. This Information Statement is being mailed to the stockholders of the Company, commencing on or about September 8, 2003.

          Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained, and this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under the Exchange Act, of these corporate actions.

     This information statement is circulated to advise the shareholders of action already approved by written consent of the shareholders who collectively hold a majority of the voting power of our capital stock.
Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be effective until 20 days after the date this Information Statement is mailed to the shareholders. Therefore, this Information Statement is being sent to you for informational purposes only.

    This   Information   Statement  will  serve  as   written   notice   to
shareholders   pursuant  to  Section  607.0704  of  the  Florida   Business
Corporation Act.

                 WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                   ARE REQUESTED NOT TO SEND US A PROXY

                 STOCKHOLDER APPROVAL PREVIOUSLY OBTAINED

       As of September 8, 2003, the Company had 2,820,100 issued and outstanding shares of Common Stock, each of which is entitled to one vote on any matter brought to a vote of the Company's stockholders. By written consent in lieu of a meeting, dated September 8, 2003, the majority of stockholders:

  Elected three members to the Company's Board of Directors to hold office until the Company's Annual Meeting of Shareholders in 2004 or until their successors are duly elected and qualified;

      (2) Ratified the appointment of Spear, Safer, Harmon & Co., as the Company's independent certified public accountants for the fiscal year ending December 31, 2003;

  (3) Effected a 1-for-10 reverse stock split of our issued and outstanding Common Stock and a corresponding decrease in the number of authorized shares of our Common Stock;

  (4) Effected the amendment to our Articles of Incorporation to increase of our authorized number of shares of Common Stock (post split) from 2,000,000 to 50,000,000; and

  (5) Approved the sale of substantially all our assets and assumption of almost all of our liabilities by Pedro Pablo Err zuriz.

       Such action by written consent is sufficient to satisfy the applicable requirements of Florida law. Accordingly, the stockholders will not be asked to take action on the matters listed at any future meeting.



                 CURRENT INFORMATION REGARDING THE COMPANY

The following is a description of the current operations of the Company.

BACKGROUND

          The Company was incorporated as a Florida corporation on October 19, 1994 under the name "Igenor U.S.A., Inc." On January 10, 1995, the Company changed its name to "Andean Development Corporation." The Company undertook a reorganization upon the closing of its November 1996 initial public offering, but which was given effect as of December 31, 1994, whereby AE&A and INA became majority owned (99.99%) subsidiaries of the Company pursuant to share exchange agreements. Chilean corporate law requires that a Chilean corporation have no less than two different shareholders at any given time and thus, one share of INA is owned by AE&A and one share of AE&A is owned by INA.

        AE&A was organized on February 28, 1991, in Santiago, Chile, as a Chilean limited partnership under the name "Errazuriz y Asociados Ingenieros Limitada." On September 21, 1994, AE&A was reorganized as a Chilean corporation and its name was changed to "Errazuriz y Asociados Ingenieros S.A."

          INA was organized on June 11, 1986, in Santiago, Chile as a Chilean limited partnership under the name "Ingenieria Norconsult Andina Limitada." Initially INA was a joint venture between Norconsult SA, a worldwide engineering consulting company based in Oslo, Norway ("Norconsult") and Errazuriz y Asociados Arquitectos S.A. ("EAA"). Norconsult subsequently sold its participation to Igenor Ingenierie et Gestion, S.A., a Swiss corporation ("Igenor"). On September 15, 1994, pursuant to Chilean law, INA was reorganized from a limited partnership to a Chilean corporation, and its name was changed to "Igenor Andina S.A." In 2000, EAA sold its interests to INA.

       The Company was also the majority owner (83.6%) of a non-operating subsidiary, Consonni USA, Inc. ("Consonni USA"), the assets of which consist of cash and notes receivables. On December 31, 2003, the Company exchanged its holdings in Consonni USA for the assets and liabilities of Consonni USA, such assets consisting of the balance of a promissory note payable in the principal outstanding amount of $552,000 with six remaining payments of approximately ninety two thousand U.S. dollars (U.S. $92,000) payable June 30 and January 31 of each year.

       On August 31, 2001, the Company extended the expiration date of its Redeemable Common Stock Purchase Warrants (the "Warrants") from November 13, 2001 to November 13, 2003. The Company originally issued the Warrants in connection with a stock offering on Registration Statement Form SB-2 (SEC File No. 333-90696) which was declared effective by the Securities and Exchange Commission on November 13, 1996.

HISTORY

          Since the inception of INA in 1986, the Company has expanded its engineering and project management activities to the sale of equipment, commercial work and to support of manufacturers or international consortiums in the sale of large turnkey projects. Following its November 1996 initial public offering, the Company diversified its business. Pursuant to the Company's initial business plan, and consistent with the strategy that the Company initiated in 1996 of investing in businesses that should provide a steady cash flow to compensate the irregularity of the incomes of its core business, the Company purchased interests in related and unrelated businesses. For example, in 1997 the Company purchased an interest in Ingesis S.A., an engineering company specializing in software and in Negociaciones y Servidumbre, S. A., an engineering company specializing in evaluations and negotiations of land needed for infrastructure projects; in 1998 the Company purchased an interest in Construcciones Electromecanicas Consonni, S.A. ("Consonni"), a manufacturing facility of industrial electric equipment. While not related to the core business, the Company also diversified by purchasing an equity position in a winery in 1997 and in a vineyard in 1998. The purpose of this equity participation in those companies was to create in the medium term a steady cash flow, an increase in the net revenues and, in general, to expand and diversify the Company's business.

          While the Company generated some revenues from 1999 and 2002, due to the impact of adverse economic conditions in the core business segment, the core business incurred losses which were only partially compensated by the revenues obtained through Consonni USA.

          This business structure did not achieve the intended results. Furthermore, shareholders of the Company expressed their objections to the diversification of the Company under the then current business structure. It was difficult and costly to manage geographically and across separate and distinct markets. The legal and accounting expenses incurred in order to comply with federal securities became excessive and while Consonni USA generated revenues, it failed to achieve the level of profitability that offset the additional costs and management time that was required.

ECONOMIC OVERVIEW

       The costs associated with the ongoing operations of the Company made it exceedingly difficult to achieve profitability in the business, which resulted in continuing losses. As a result those ongoing operating losses and expenses, the Company had a significant working capital deficit, negative stockholder's equity, and almost no remaining cash. The sums owed to the Company from third parties, particularly the payments on the balance of a promissory note payable assumed in the sale of the interests of Consonni USA, are in arrears and their collection is in doubt. The Company does not have the funds to pursue any legal action to collect such sums outstanding. In fiscal 2002, the Company experienced a net loss of
($1,691,307),  an  increase of $1,286,952 over the loss  of  ($404,355)  in
2001. In the first quarter of fiscal 2003, the Company experienced a net loss of before taxes of $31,623. As of March 31, 2003, the Company divested itself of its assets and liabilities and ceased operations. The Company does not anticipate any revenues for the remainder of 2003 unless an acquisition candidate is found. As a consequence, the majority shareholder, CEO and Director, Pedro Pablo Err zuriz, determined, with the unanimous support of the Company's Board of Directors, that the shareholders of the Company would be better served from the acquisition of another business with the ultimate goal of establishing a more liquid public market for its common stock. In order to facilitate such a transaction the Board has determined that the capitalization structure of the Company should be simplified and the Company should divest itself of its assets and liabilities. No assurances can be given such an acquisition
will  be  achieved.   On March 31, 2003, Pedro Pablo Err zuriz  agreed  to
assume all the assets and most of the liabilities (except for liabilities up to $57,000) of the Company in exchange for accommodating the transfer of 1,450,000 shares of Common Stock owned by entities controlled by Pedro Pablo Err zuriz to Inge L.E. Kerster. Pedro Pablo Err zuriz will continue to beneficially own 86,500 shares of Common Stock. Upon dissemination of this Information Statement, this transaction will be closed and Inge L.E. Kerster will make the appropriate filings with the Securities and Exchange Commission. The transaction was approved by a majority of the shareholders of the Company and was effective on March 31, 2003. As a consequence, the Company currently has no assets or material liabilities.

This Information Statement is intended to satisfy the underlying corporate governance requirements to offer dissenter's rights to the Shareholders. The transaction cannot be considered complete until such rights are provided and Mr. Err zuriz may unwind the transaction if such corporate governance requirements are not satisfied.

NASD OTC Market

          Following the Company's initial public offering of its common stock, par value $.0001 ("Common Stock"), and redeemable common stock purchase warrants ("Warrants") on October 29, 1996, the Company's Common Stock and Warrants were traded principally on the National Association of Security Dealers Automatic Quotation - Small Cap Market System under the symbols "ADCC" and "ADCCW", respectively. On March 15, 2000, the Nasdaq Listing Qualifications Panel delisted the Company's securities from the Nasdaq SmallCap Market. The securities were then listed on the NASD over-the-counter Electronic Bulletin Board until August 15, 2000. On August 15, 2000, the securities were delisted from the over-the-counter Bulletin Board and the securities currently are listed on the "pink sheets." On August 5, 2003, in preparation for a potential acquisition, the Company was listed again on the NASD over-the-counter Electronic Bulletin Board.

         The following table sets forth the high and low bid quotations for the Common Stock and Warrants for the periods indicated, as reported by NASDAQ or as reflected in the "pink sheets." These quotations reflect prices between dealers, do not include retail mark-ups, markdowns or commissions and may not necessarily represent actual transactions.


                                Common Stock                   Warrants
                           ------------------            -----------------
      Period                 High       Low               High        Low
      ------               -------     ------            ------      -----
Quarter ended on:
March 31, 2000             1-11/16     1-/32             10/32       3/32
June 30, 2000              1-1/32        3/16             5/8        1/128
September 30, 2000           5/8         3/8              1/128      1/128
December 31, 2000            19/32       3/16             1/128      1/128
March 31, 2001               $.25        $.14             10/32       3/32
June 30, 2001                $.14        $.10             5/8        1/128
September 30, 2001           $.14        $.06             1/128      1/128
December 31, 2001            $.12        $.04             1/128      1/128
March 31, 2002               $.04        $.04             1/128      1/128
June 30, 2002                $.04        $.04             1/128      1/128
September 30, 2002           $.04        $.04             1/128      1/128
December 31, 2002            $.04        $.04             1/128      1/128
March 31, 2003               $.04        $.04             1/128      1/128
June 30, 2003               $.04        $.04             1/128      1/128

         As of September 8, 2003, no price has been established on the NASD over-the-counter Electronic Bulletin Board.

          In 1997, the Company declared dividends of $.10 per share which approximated $282,000. In December 1997, the Company paid $137,000 of the $282,000. The balance was paid on January 31, 1998. Also during 1998, the Company declared dividends of $.20 per share to be paid in four installments on dates to be determined by the Board of Directors of the Company. During July 1999, the first installment was paid ($.05 per share). On March 30, 2001, the board of directors of the Company eliminated the payment of the accrued dividends still outstanding of approximately $423,000, due to the decline in the financial condition of the Company from the dates the dividends were declared.




              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                              AND MANAGEMENT

          The following table sets forth, as of September 8, 2003, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group. As of September 8, 2003, there were 2,820,100 shares issued and outstanding.

NAME AND ADDRESS                AMOUNT OF              PERCENT
OF BENEFICIAL OWNER(1)          BENEFICIAL             OF
                                OWNERSHIP(2)           CLASS (3)
________________________________________________________________________
Alberto Coddou(4)..............................................0*
Pedro Pablo Err zuriz(5)(7).......1,511,500                 53.6%
Sergio Jimenez....................        0                    0%
Jose Luis Yrarrazaval............    11,450                    *

All directors and executive officers
as a group(4persons)..............1,522,950                  54.%
Igenor, Ingenierie et Gestion,
S. A.(7)..................        1,425,000                 50.5%
Berta Dominguez(6)(7).............1,425,000                 50.5%
___________________
*Less than one percent.

(1) Unless otherwise indicated, the address of each beneficial owner is Avenida Americo Vespucio Sur #100, Piso 16, Las Condes Santiago, Chile.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof. Based on 2,820,100 shares issued and outstanding as of the date hereof.

(3)      Based on 2,820,100 issued and outstanding as of the date hereof.

(4)      Mr. Coddou's address is Santa Lucia 280-OF.12, Santiago, Chile.

(5) Includes 1,425,000 shares of Common Stock owned by Igenor, Ingenierie et Gestion, S.A., a Swiss corporation ("Igenor") of which Mr. Pedro Pablo Err zuriz owns 50% the outstanding capital stock. Also includes 86,500 shares of Common Stock owned directly by Mr. Pedro Pablo Err zuriz . 1,425,000 shares of Common Stock have been transferred to Inge L.E. Kerster, such transaction to be concluded upon dissemination of this Information Statement.

(6) The principal shareholders of Igenor are Mr. Pedro P. Errazuriz (50%), the Chairman of the Company's Board of Directors; Mrs. Berta Dominguez (49.50%), the wife of Mr. Pedro P. Errazuriz; Mr. Pedro Pablo
Err zuriz  Dominguez,  a  son  of Mr. Pedro P.  Errazuriz  and  Mrs.  Berta
Dominguez (0.25%); and Pierre Yves Montavon (0.25%), an unrelated third party. The address for this company is c/o Etude Montavan-Mermier, 22, rue Etienne Dumont, 1211 Geneve 3, Switzerland. 1,425,000 shares of Common Stock have been transferred to Inge L.E. Kerster, such transaction to be concluded upon dissemination of this Information Statement.


(7) Consists of 1,425,000 shares of Common Stock owned by Igenor, of which Mrs. Berta Dominguez owns 49.50% of the outstanding capital stock. Mrs. Berta Dominguez is the wife of Mr. Pedro P. Errazuriz, the Company's Chairman of the Board of Directors. 1,425,000 shares of Common Stock have been transferred to Inge L.E. Kerster, such transaction to be concluded upon dissemination of this Information Statement.


             EXECUTIVE COMPENSATION AND EMPLOYMENT AGREEMENTS

          The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer.

                        SUMMARY COMPENSATION TABLE


NAME AND                                     OTHER ANNUAL
PRINCIPAL POSITION     YEAR  SALARY  BONUS  COMPENSATION
----------------------------------------------------------
Pedro P.
Errazuriz              2002   $ 0.00 $0.00   $20,000.00*
   President           2001   $ 0.00 $0.00   $20,000.00*
Chief  Executive
 Officer               2000   $ 0.00 $0.00   $20,000.00*
 Chairman


* This is allocated to an annual automobile allowance


INCENTIVE AND NON-QUALIFIED STOCK OPTION PLANS

          Pursuant to the Company's Stock Option Plan (the "Stock Option Plan") and Directors Stock Option Plan (the "Directors Plan"), 175,000 shares of Common Stock and 75,000 shares of Common Stock, respectively, are reserved for issuance upon exercise of options. The Plans are designed to serve as an incentive for retaining qualified and competent employees and directors. Both the Stock Option Plan and the Directors Plan apply to Andean Development Corporation and each of its subsidiaries. Only non-employee directors are eligible to receive options under the Directors Plan.


          The Company's Board of Directors, or a committee thereof, administers and interprets the Stock Option Plan and is authorized to grant options thereunder to all eligible employees of the Company, including officers and directors (whether or not employees) of the Company. The Stock Option Plan provides for the granting of "incentive stock options" (as defined in Section 422 of the Internal Revenue Code), non-statutory stock options and "reload options." Options may be granted under the Stock Option Plan on such terms and at such prices as determined by the Board, or a committee thereof, except that in the case of an incentive stock option granted to a 10% shareholder, the per share exercise price will not be less than 110% of such fair market value. The aggregate fair market value of the shares covered by incentive stock options granted under the Plans that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit.

          The purchase price for any option under the Stock Option Plan may be paid in cash, in shares of Common Stock or such other consideration that is acceptable to the Board of Directors or the committee thereof. If the exercise price is paid in whole or in part in Common Stock, such exercise may result in the issuance of additional options, known as "reload options," for the same number of shares of Common Stock surrendered upon the exercise of the underlying option. The reload option would be generally subject to the same provisions and restrictions set forth in the Stock Option Plan as the underlying option except as varied by the Board of Directors or the committee thereof. A reload option enables the optionee to ultimately own the same number of shares as the optionee would have owned if the optionee had exercised all options for cash.

          Options granted under the Stock Option Plan are exercisable after the period or periods specified in the option agreement, and options granted under the Directors Plan are exercisable immediately. Options granted under the Plans are not exercisable after the expiration of five years from the date of grant and are not transferable other than by will or by the laws of descent and distribution. The Plans also authorize the Company to make loans to optionees to enable them to exercise their options.

         No options have been issued under either plan.



                              ANNUAL MEETING
                            ACTIONS TO BE TAKEN


                           ELECTION OF DIRECTORS

         The following table sets forth certain information with respect to persons elected to the Board of Directors of the Company by the Written
Consent:


       NAME                     AGE                         POSITION

Allan Weiss                      64                     Director
John Azzolini                    43                     Director
Rachael Hodyno                   26                     Director


Allan Weiss has been in semi-retirement for the past several years after a history of successful business enterprises. From January 1995 to the present he has acted as a consultant to several clothing manufacturers in Canada and the United States while residing in Florida. From 1979 through 1994 he was the sole shareholder and president of Pret a Portrait Ltd. a design and marketing firm involved in the clothing industry in Montreal, Quebec. From 1977 through 1979 he was involved with the importation and manufacture of women's and children's clothing, headquartered in Montreal. From 1973 through 1977 Mr. Weiss was president of Rallan Industries Inc., Vancouver, BC, a firm that manufactured and distributed chemical products. During that same period of time he also served as sole proprietor of Airway Carpet Service, specializing in serving the airline industry. From 1960 to 1973 Mr. Weiss was a partner in Myra Juniors, a Montreal based dress manufacturer.

John Azzolini has been the owner and President of RMC Custodial Services since 1997, it is one of the larger commercial cleaning company's in Calgary, Canada. Mr. Azzolini's commercial acumen and business associations will augment the business expertise and transaction opportunities of the Company's management team.

Rachael Hodyno has been the operation manager of David Sirieix, Inc., a New
York full service advertising agency since December, 1999.   From November,
1998 to December, 1999, Rachael Hodyno has been a research assistant for Prospec Tracking, Inc., a Hamilton Ontario information gathering firm. Rachael Hodyno received a Bachelor of Arts at McMaster University
(Combined Honors, History and Classical Studies) I Hamilton, Ontario,
Canada.

           Directors are elected at the Company's annual meeting of shareholders and serve for one year until the next annual shareholders' meeting or until their successors are elected and qualified. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board. All of the Company's executive officers are full-time employees of the Company. The past Board of Directors have had no disagreements with the Company on any matter relating to the Company's operations, policies or practices.


COMMITTEES OF THE BOARD OF DIRECTORS

         Upon the effective date of this Information Statement, expected to be on or about September 28, 2003, the incoming Board of Directors shall appoint new members to the Audit Committee, Compensation and Investment Committee, Nominating Committee, Employee Stock Option Committee, and the Directors Stock Option Committee. Prior to the effective date, the members of these committees consisted of Jose Luis Yrarrazaval, Alberto Coddou and Sergio Jimenez. Messrs. Coddou and Jimenez are considered by the Company to be independent directors.

          The principal functions of the Audit Committees are to recommend the annual appointment of the Company's auditors concerning the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's internal control procedures. To date, the Audit Committee has not adopted a written charter for the Audit Committee. The Audit Committee has discussed the audited financial statements for the period ended December 31, 2002 with management. The Investment and Compensation Committee reviews and recommends investments, compensation and benefits for the executives of the Company. The Nominating Committee seeks out qualified persons to act as members the Company's Board of Directors. The Employee Stock Option Committee and the Directors Stock Option Committee administer and interpret the Company Stock Option Plan and the Directors Stock Option Plan and are authorized to grant options pursuant to the terms of these plans.

       During the year ended December 31, 2002, the Company's Board of Directors held two meetings. The Board of Directors has met once in fiscal 2003. All of the directors attended this meeting, either personally or through telecommunications. The functions of the other committees were performed by the entire Board of Directors and met simultaneously at the Board of Directors' meetings during 2002 and fiscal 2003.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding common stock, file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the Commission to furnish the Company with copies of all such reports they file. The Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representation, all of the Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners have been satisfied.

         The affirmative vote of a majority of the stockholders has elected Allan Weiss, to hold office, effective upon dissemination of this Information Statement, until the Company's Annual Meeting of Stockholders in 2004 or until their successors are duly elected and qualified.



                         RATIFICATION OF AUDITORS

          The Board of Directors has appointed Spear, Safer, Harmon & Co., as the Company's independent certified public accountants for the fiscal year ending December 31, 2003. Spear, Safer, Harmon & Co., was the independent public auditor of the Company for the fiscal year ended December 31, 2002. The affirmative vote of a majority of the stockholders has ratified the appointed votes of Spear, Safer, Harmon & Co. as the Company's independent public auditor.


             AUDIT AND CERTAIN OTHER FEES PAID TO ACCOUNTANTS
         The following table shows the fees that the Company paid or accrued for the audit and other services provided by the Company's audits for fiscal years 2003 and 2002. The Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of the Company's auditors and determined they were compatible. The Audit Committee has the sole right to engage and terminate the Company's independent accountants, to pre-approve their performance of audit services and permitted non-audit services, and to approve all audit and non-audit fees.

Type of Fee                      2003*       2002


Audit Fees                 $  4,000.00   $  25,000.00
Audit-Related Fees                          14,476.00
Other Fees                                   5,000.00


  Total                    $  4,000.00   $  44,476.00

*to September 8, 2003

Audit Fees
        This category includes the audit of the Company's annual financial statements, review of financial statements included in the Company's
Form 10-Q Quarterly Reports and services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements for the fiscal years.
Audit-Related Fees
         This category consists of assurance and related services by the Company's auditors that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under "Audit Fees". The services for the fees disclosed under this category include other accounting, consulting and employee benefit plan audits.
All Other Fees
This category consists of services rendered by the Company's auditors for technical tax advice in fiscal years 2003 and 2002.


  DECREASE THE NUMBER OF ISSUED AND AUTHORIZED SHARES OF COMMON STOCK AND AMEND THE ARTICLES OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED
                          SHARES OF COMMON STOCK


General

         The majority shareholder approved resolutions to effect a one-for-ten reverse stock split. Under this reverse stock split each ten shares of our Common Stock will be converted automatically into one share of Common
Stock.   To avoid the issuance of fractional  shares of Common Stock,   the
Company  will round the stock up in lieu of issuing a fraction share.   The
effective date of the reverse stock split will be September 30, 2003.

          PLEASE  NOTE  THAT  THE  REVERSE  STOCK  SPLIT  WILL  NOT  CHANGE
YOUR  PROPORTIONATE   EQUITY  INTERESTS IN THE   COMPANY,   EXCEPT  AS  MAY
RESULT FROM THE ROUNDING UP OF FRACTIONAL SHARES.

Purpose and Material Effects of the Reverse Stock Split

          The majority shareholder believes that, among other reasons, the low price for our Common Stock and number of shares of our Common Stock outstanding have contributed to a lack of investor interest in the Company and has made it difficult to attract new investors and potential business candidates. The majority shareholder had proposed the Reverse Stock Split as one method to attract business opportunities in the Company.

           When a company engages in a reverse stock split, it substitutes one share of stock for a predetermined amount of shares of stock. It does not increase the market capitalization of the company. An example of a reverse split is the following. For example, a company has 3,000,000 shares of common stock outstanding. Assume the market price is $.001 per share. Assume that that company declares a 1 for 10 reverse stock split. After the reverse split, that company will have 1/10 as many shares outstanding or 300,000 shares outstanding. The stock will have a market price of $0.30. If an individual investor owned 30,000 shares of that company before the split at $.01 per share, he will own 300 shares at $1.00 after the split. In either case, his stock will be worth $300. He's no better off before or after. Except that such company hopes that the higher stock price will make that company look better and thus more investors will purchase the stock and the stock price will rise as more people buy it and that company will be a more attractive merger target for potential business. There is no assurance that that company's stock will rise in price after a reverse split or that a suitable merger candidate will emerge.

          We believe that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which be unrelated to the number of shares outstanding.

          The reverse split will affect all of our shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split results in any of our shareholders owning a fractional
share.        We  will  not issue fractional certificates for  post-reverse split shares in connection with the reverse split. Instead, the Company will round up each fractional share .

          The principal effect of the reverse split will be that (a) the number of shares of Common Stock issued and outstanding will be reduced from 2,182,100 shares as of September 30, 2003 to approximately 282,010 shares (depending on the number of fractional shares that are rounder
up),   (b)  all   outstanding  warrants entitling the  holders  thereof  to
purchase shares of Common will enable such holders to purchase or convert, upon exercise of their options or conversion of their preferred, as the case may be, up to one-tenth of the number of shares of Common Stock which such holders would have been able to purchase upon exercise of their options or conversion of their preferred, as the case may be immediately preceding the reverse split at an exercise price equal to three hundred times the exercise or conversion price specified before the reverse split, resulting in the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse split, and (c) the number of shares reserved for issuance in each of our stock option plans will be reduced to one tenth of the number of shares currently included in each such plan.

          The reverse split will not affect the par value of our Common Stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to up to one tenth of its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated
capital is reduced.  The per share net  income or loss and net book   value
of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

          The reverse split will not change the proportionate equity interests of our shareholders, nor will the respective voting rights and other rights of shareholders be altered, except for possible immaterial changes due to the rounding up of fractional shares. The Common Stock issued pursuant to the reverse split will remain fully paid and non-assessable. The reverse split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

          Shareholders should recognize that they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the filing of the certificate of amendment divided by one tenth). While we expect that the reverse split will result in an increase in the market price of our Common Stock, there can be no assurance that the reverse split will increase the market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in the market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a reverse split. Furthermore, the possibility exists that liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split will increase the number of shareholders of the Company who own odd lots (less than 100 shares). Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the reverse split will achieve the desired results that have been outlined above.

Procedure for Exchange of Stock Certificates

          The reverse split will become effective on September 30, 2003, which we will refer to as the "effective date." Beginning on the effective date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

          Our transfer agent, American Stock Transfer & Trust Co., will act as exchange agent for purposes of implementing the exchange of stock certificates and payment of fractional share interests. We refer to such person as the "exchange agent." Holders of pre-reverse split shares are asked to surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal enclosed with this Information Statement. Although our exchange agent will be responsible for exchanging stock certificates, the Company is responsible for the payment in lieu of fractional interests. No new certificates will be issued to a shareholder until that shareholder has surrendered the shareholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.




Fractional Shares

          We will not issue fractional certificates for post-reverse split shares in connection with the reverse split. Instead, the Company will round up each fractional share.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Summary of Reverse Stock Split
Below is a brief summary of the reverse stock split:
- The issued and outstanding Common Stock shall be reduced on the basis of one post-split share of the Common Stock for every ten pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.
- Stockholders of record of the Common Stock as of September 30, 2003 shall have their total shares reduced on the basis of one post-split share of Common Stock for every 10 pre-split shares outstanding.
- As a result of the reduction of the Common Stock, the pre-split total of issued and outstanding shares of 2,820,100 shall be consolidated to a total of approximately 282,010 issued and outstanding shares (depending on the number of fractional shares that are rounder up).
- The Company's authorized number of common stock shall be reduced from 20,000,000 shares of the Common Stock outstanding to 2,000,000 shares of Common Stock outstanding.

     This   action has been approved by the written consents of the holders of the majority of the outstanding voting capital stock of the Company.


AMEND THE ARTICLES OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES
                       AFTER THE REVERSE STOCK SPLIT

Common Stock

      The Company's authorized capital stock consists of 25,000,000 shares, of which 20,000,000 shares are designated as Common Stock, $0001 par value, 5,000,000 shares are designated as preferred stock, $0001 par value (the "Preferred Stock"). Currently, 2,820,100 shares of Common Stock are issued and outstanding and no shares of Preferred Stock are issued and outstanding. Owners of shares of Common Stock are entitled to one vote for each share they own at any shareholders' meeting. Holders of shares of Common Stock are entitled to receive such dividends as may be declared by the Company's Board of Directors out of funds legally available therefore, and upon liquidation are entitled to participate pro rata in a distribution of assets available for such a distribution to shareholders. There are no preemptive rights or privileges with respect to any shares of Common Stock. The Common Stock does not have cumulative voting rights which means that the holders of more than 50% of the shares of Common Stock voting for election of the directors may elect all of the directors if they choose to do so. In such event, the holders of the remaining shares of Common Stock aggregating less than 50% would not be able to elect any directors.

Increase Authorized Shares of Common Stock to Fifty Million Authorized
Shares

    A majority in interest of the shareholders believes that it is advisable and in our best interest to have available additional authorized shares of our common stock in an amount adequate to provide for our future needs. In addition, the increase in authorized shares is required to provide for the conversion and elimination of all the Preferred Stock. This will be achieved by increasing the number of authorized shares of our common stock from 2,000,000 (post split) to 50,000,000. We may have future opportunities to engage in a private offering of our securities in order to raise additional capital or to attract business opportunities using shares of our Common Stock as consideration. Currently, there are no definitive agreements respecting investment in the Common Stock or acquisition of another business. However, a majority in interest of the shareholders believes that the increase in the number of authorized shares of Common Stock is in our best interest and that of our shareholders because additional shares of Common Stock will provide us with the ability to raise additional capital through a private offering or use Common Stock as consideration for a business opportunity.

    Because of our Board of Directors 's discretion in connection with an issuance of additional shares of our Common Stock, the Board of Directors may, under certain circumstances, possess timing and other advantages in responding to a tender offer or other attempt to gain control of us, which may make such attempts more difficult and less attractive. Any additional shares of Common Stock issued would have the same rights and privileges as the currently outstanding shares of Common Stock. For example, issuance of additional shares would increase the number of shares outstanding and could necessitate the acquisition of a greater number of shares by a person making a tender offer and could make such acquisition more difficult since the recipient of such additional shares may favor the incumbent management. Moreover, these advantages give the Board of Directors the ability to provide any such holders with a veto power over actions proposed to be taken by the holders of our Common Stock. This could have the effect of insulating existing management from removal, even if it is in the best interest of the common shareholders.

    The issuance of any additional shares of our Common Stock would also have the effect of diluting the equity interests of existing shareholders and the earnings per share of existing shares of Common Stock. Such dilution may be substantial, depending upon the number of shares issued. However, the majority shareholder believes that any additional investment or business opportunity, while diluting the equity interests of the shareholders, will enhance the current and future value of those shareholders' interests.

     This   action has been approved by the written consents of the holders of the majority of the outstanding voting capital stock of the Company.

                              SALE OF ASSETS

     Despite   the   best  efforts  of  management  to  reduce   costs   by
significantly  decreasing  operations during the  previous  two  years,  in fiscal 2002, we experienced a net loss of ($1,691,307), an increase of $1,286,952 over the loss of ($404,355) in 2001. In the first quarter of fiscal 2003, we experienced a net loss of before taxes of $31,623. As of March 31, 2003, the Company divested itself of its assets and liabilities and ceased operations. The Company does not anticipate any revenues for the remainder of 2003 unless an acquisition candidate is found. As we have been unable to raise the required capital to continue our business in its present form, it became apparent to current management that in order to maximize the value of our common stock and ultimately maximize shareholder value, we would have to divest all of our operations and sell substantially all of our assets and acquire a new profitable business.

The Purchase Agreement

      On May 5, 2003, we entered into a Purchase Agreement with Pedro Pablo Err zuriz, who is our Chief Executive Officer and Chairman of the Board of Directors and majority shareholder pursuant to which Pedro Pablo Err zuriz agreed to acquire all of our assets, properties and business in exchange for the assumption of certain of our liabilities, effective as of March 31, 2003. Under applicable Florida law, approval of the asset transfer requires the affirmative vote of a majority of the outstanding stock of the corporation entitled to vote thereon. The transfer was approved in writing by the holders of a majority of the shares of our then outstanding common stock in accordance with the provisions of Section 607.0704 of the Florida Business Corporation Act.

          At the time of the approval, the aggregate of shares of the Company voting in favor of the transfer constituted over 50% of the then outstanding shares of common stock. As described below, the finalization of the transactions relating to the transfer of substantially all of our assets to Pedro Pablo Err zuriz is conditioned upon the filing with the Securities and Exchange Commission of this Information Statement. Therefore, the transactions relating to our asset transfer to Pedro Pablo Err zuriz are expected to be finalized 20 days after the mailing of this Information Statement to our shareholders. The transaction was approved by a majority of the shareholders of the Company and was effective on March 31, 2003. As a consequence, the Company currently has no assets or material liabilities.

This Information Statement is intended to satisfy the underlying corporate governance requirements to offer dissenter's rights to the Shareholders. The transaction cannot be considered complete until such rights are provided and Mr. Err zuriz may unwind the transaction if such corporate governance requirements are not satisfied.


       Shareholders who did not execute the written consent approving the Purchase Agreement have no rights to vote on the Purchase Agreement but may exercise rights of appraisal granted to them by Florida law. See "Dissenters Rights". There are no federal regulations to be complied with in connection with this transaction and the approval of federal or state authorities is not required in order to effectuate the Purchase Agreement. The only act required to consummate the Purchase Agreement is the delivery of this Information Statement to the Company shareholders. Any shareholder who dissents from the Purchase Agreement may be entitled, if he or she complies with the provisions of the Florida Act regarding the rights of dissenting shareholders, to be paid the fair value of his or her shares. A copy of Sections 607.1301, 607.1302, and 607.1320 Florida Statutes, which set forth the rights of dissenting shareholders with respect to the Purchase Agreement, is enclosed as Appendix A.

          The financial statements in our Form 10-KSB for the year ended December 31, 2002 and the unaudited financial statements in our Form 10-QSB for the quarter ended March 31, 2003, indicate that the Company had negative working capital. Based upon the structure of the transaction set forth in the Purchase Agreement, immediately following the closing of the transfer, we will retain no assets and no business and will retain no liabilities except for liabilities of $57,000. Pedro Pablo Err zuriz has agreed to assume any possible liabilities with respect to certain heretofore unasserted claims against us. In light of the fact that subsequent to the closing we will not have any business or tangible assets with which to generate revenue, we will not have any means to satisfy our liabilities or obligations unless and until the Company is able to raise additional capital or acquire a profitable business. We do not presently have any such plans and there can be no assurance that raising such capital or acquiring a new business will be possible. If new capital should become available or a profitable business is acquired by us, the acquisition is likely to result in immediate and substantial dilution to our presently existing shareholders.

              SUMMARY TERM SHEET AND TERMS OF THE TRANSACTION
This summary term sheet highlights selected information contained in this Information Statement. It may not contain all of the information that is important to you. To understand fully the proposed sale of our assets and assumption of our liabilities, and for a more complete description of the terms of the transaction, you should read carefully the entire Information Statement, as well as the additional documents to which we refer you, including the Purchase Agreement, the form of which is attached as Appendix
B. Capitalized terms not otherwise defined herein, shall have the meanings given to them in the Purchase Agreement.
Sale of the Assets and Assumptions of the Liabilities. We have agreed to sell all of our assets to Pedro P. Err zuriz, our CEO and previous Chairman of the Board and have Pedro P. Err zuriz, assume all of our liabilities. The purpose of the transaction was to create a "shell corporation" into which a viable business can be integrated.
Purchase Price. As consideration for this sale, Pedro P. Err zuriz has agreed to assume all of our liabilities; except that we will retain the responsibility for all debt obligations of up to Fifty Seven Thousand Dollars ($57,000). In addition, Pedro P. Err zuriz has agreed to transfer one million, four hundred and fifty thousand shares (1,450,000) of our common stock beneficially owned by him to Inge L.E. Kerster. Inge L.E. Kerster and Sandringham Investments Limited are the Purchasers under the Purchase Agreement. As further consideration for the sale and assumption of the assets and liabilities respectively, Sandringham Investments Limited paid consideration of seventy five thousand dollars, such sum to be committed to payment of current obligations of our company.
Our Business after the Sale; Consequences to Stockholders. Upon the consummation of the transaction, we will not have an operating asset. The proceeds from the sale have been used to pay certain outstanding obligations. The underlying purpose of this Information Statement is to finalize our reorganization in anticipation of taking a course of action that might result in developing shareholder value. Mr. Errazuriz, for his part, would receive little benefit from this action. Mr. Errazuriz would be divested of his shareholdings except for 86,500 shares, would only receive reimbursement of funds paid to the financial printers for a previous SEC filing, and he would regain the remnants of his business. The core business is being wound down as Mr. Errazuriz focuses his energies on his vineyards. His primary asset, payments on a Note payable from the sale of a subsidiary, has been extremely difficult to collect and the likelihood of additional payments (given the fact that the holders of the debt have meager financial resources) is doubtful. The reorganization course of action will allow us to pursue a business combination that would likely bring revenues and value to our company. Accordingly, the our business plan is directed solely to completing the corporate governance aspects of this transaction and then seeking a merger/acquisition transaction with a company having better financial resources.
Our contact information: Our principal office is located at 1224 Washington Avenue, Miami Beach, Florida 33139; the telephone number is 305-531-1174.
Past  Contacts, Transactions, or Negotiations.        No previous contract,
transactions or negotiation between the parties occurred prior to the negotiations for the transaction underlying the Purchase Agreement. Liquidity of Common Stock; Public Reporting. The trading volume for shares of the our common stock on the Pink Sheets is likely to be substantially reduced. Therefore, the liquidity and the public market for our common stock may be substantially impacted, or eliminated entirely.
Opinion of Financial Advisor. We have not obtained a fairness opinion in connection with the sale of the assets and assumptions of the liabilities. We did not believe that obtaining such an opinion would be an appropriate use of corporate funds. We believe that this action represents the best transaction obtainable and that it is not in our best of interests to pay the significant expense involved in obtaining a fairness opinion. However, since our only actual assets consist primarily of outstanding obligations owed to us and management has been determined that such obligations are unlikely to be recovered without considerable cost and expense, and since we have limited revenues from the core business, it is in the best interests of our stockholders to divest ourselves of the assets and liabilities and acquire a profitable revenue producing business that will result in value to our shareholders. Without such actions, management will not have the resources to continue our regulatory filings, resulting in even less value to the shareholders. There can be no assurances that this action will result in the acquisition of a profitable revenue producing business.
Representations and Warranties. We made various representations and warranties to the Purchaser regarding, among other things, such items as our organization and good standing; the validity and enforceability of the Purchase Agreement; the accuracy of our books and records, our capitalization and stock ownership; obtaining the required consents; absence of conflicts with other agreements; litigation; and the accuracy of financial statements. The Purchaser has also made customary representations and warranties to us.
Closing Conditions. The obligations of the parties to consummate the transaction are subject to certain prior conditions including obtaining required consents and filing this Information Statement. There can be no assurance that all such conditions will be satisfied or that the transaction will be consummated.
Termination. Each party has the right to terminate the Purchase Agreement by mutual agreement or under certain specified circumstances, including a breach of the representations and warranties by the other party. Indemnification. Each of us and the Purchaser has agreed to indemnify the other for certain losses incurred in connection with a breach by the indemnifying party of its representations, warranties or covenants under the Purchase Agreement and certain other matters.
Closing. The transaction will not be consummated or become effective until at least twenty calendar days after the delivery of this Information Statement to our stockholders.
Sale of Shares Transferred in accordance with the Purchase Agreement. The one million, four hundred and fifty thousand shares (1,450,000) of our common stock received by Inge L.E. Kerster is affiliate stock subject to the rules and limitations on resale of Rule 144. We believe that the transfer of the one million, four hundred and fifty thousand shares (1,450,000) of our common stock is a separate transaction between Pedro P. Err zuriz and the Purchaser. However, if it is determined that the transfer of the one million, four hundred and fifty thousand shares (1,450,000) of our common stock is not a separate transaction between Pedro
P. Err zuriz and the Purchaser, then Inge L.E. Kerster may be considered an underwriter and may only sell the one million, four hundred and fifty thousand shares pursuant to an exemption under the applicable securities laws or through a registration statement.

Pro Forma Financials: Since we were not acquired by another entity but divested ourselves of our assets and most of our liabilities, no pro forma financials of an "acquiring company" can be provided. When we complete this transaction and complete a merger/acquisition transaction with a company having better financial resources, we will file the appropriate financial data in the form mandated by the federal securities rules and regulations.




                            DISSENTER'S RIGHTS

     THIS INFORMATION STATEMENT CONSTITUTES NOTICE OF DISSENTER'S RIGHTS TO THE HOLDERS OF THE HAVANA REPUBLIC SECURITIES. IN ORDER TO EXERCISE YOUR RIGHTS TO DISSENT AND APPRAISAL, YOU MUST FOLLOW EACH AND EVERY INSTRUCTION HEREIN

     Each holder of the Company's Common Stock who dissents to the amendments to the Articles of Incorporation and the sale of the assets of the Company and who satisfies certain other conditions is entitled to payment of the fair value of his or her shares, as set forth in Sections 607.1301, 607.1302 and 607.1320 of the Florida Act (the "Dissenters' Rights Statutes"). A copy of the Dissenters' Rights Statutes, together with certain 1997 amendments to such statutes are set forth in Appendix A hereto and are incorporated by reference herein.

     The following is a summary of the Dissenters' Rights Statutes which sets forth the procedures for dissenting from the amendments to the Articles of Incorporation, demanding payment of fair value and for the determination of fair value. THIS SUMMARY AND THE DISSENTERS' RIGHTS STATUTES SHOULD BE REVIEWED CAREFULLY BY ANY SHAREHOLDER WHO DESIRES TO
EXERCISE  HIS  OR  HER STATUTORY RIGHTS AS A DISSENTER OR  WHO  DESIRES  TO
PRESERVE HIS OR HER RIGHT TO DO SO, SINCE FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH IN THE DISSENTERS' RIGHTS STATUTES WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS.

     Holders of the Company's Common Stock who desire to exercise their rights as dissenters must satisfy all of the following conditions. Not later than 10 days after the approval of the amendments to the Articles of Incorporation, the Company must deliver written notice of such approval to all shareholders, excepting any who consented in writing to the amendments to the Articles of Incorporation. Within 20 days after the date on which the Company delivers such written notice, any shareholder who elects to dissent must file with the Company a notice of such election, stating his or her name and address, the number of shares as to which he dissents, and a demand for payment of the fair value of his or her shares (a "Dissent Election"). Any shareholder filing a Dissent Election must deposit his or her stock certificates with the Company simultaneously with filing the Dissent Election. Any shareholder failing to timely file such Dissent Election will be bound by the terms of the amendments to the Articles of Incorporation. A Dissent Election may be withdrawn at any time before an offer is made by the Company to pay for the dissenting shares, as described below.

     Within 10 days after the expiration of the period in which shareholders may file their Dissent Election, the Company is required to make a written offer to each dissenting shareholder who has timely filed a Dissent Election to pay the fair value of the dissenting shares. Such offer must be accompanied by certain financial information regarding the Company. Under the Dissenters' Rights Statues, "fair value" means the value of the shares as of the close of business on the day prior to the approval of the amendments to the Articles of Incorporation, excluding any appreciation or depreciation in anticipation of the amendments to the
Articles of Incorporation unless exclusion would be inequitable. If the Company's offer is accepted within 30 days after it is made, the Company will pay for such dissenting shares within 90 days after the offer is made or the Effective Date, whichever is later. Upon such payment, the dissenting shareholder will have no interest in such shares.

     If the Company fails to make a written offer within the required time period or if such offer is not accepted within 30 days after it is made, the Company must file an action in a court of competent jurisdiction in Broward County, Florida requesting that the fair value of the dissenting shares be determined, upon receipt of a written demand from any dissenting shareholder given within 60 days of the Effective Date, and may file such action at its election during such 60 day period. If the Company fails to file such action, any dissenting shareholder may do so in the name of the Company.

     A shareholder may assert dissenters' rights as to fewer than all of the shares of the Company's Common Stock registered in his or her name.

     THE COMPANY WILL NOT FURNISH ANY NOTICE TO SHAREHOLDERS OF THE DATES BY WHICH SHAREHOLDERS MUST MAKE WRITTEN DEMAND, FURNISH STOCK CERTIFICATES OR TAKE ANY OTHER ACTION NECESSARY TO MAINTAIN THEIR RIGHTS AS DISSENTERS.

Forward-Looking Statements

    This Information Statement includes forward-looking statements. Such statements are identified by the use of forward-looking words or phrases including, but not limited to, "intended," "expects," "expected," "plans," "anticipates," and "anticipated." These forward-looking statements are based on our current expectations. All statements other than statements of historical facts included in this Information Statement are forward-looking statements. Although we believe that these expectations are reasonable, there can be no assurance that such expectations will prove to have been correct. Since forward-looking statements involve risks and uncertainties, the actual results could differ materially. These forward-looking statements represent our judgment as of the date of this Information Statement. All subsequent written or oral forward-looking statements attributable to us, or persons acting on behalf of either party, are expressly qualified in their entirety. We disclaim any intent or obligation to update their forward-looking statements.


                    MATERIAL INCORPORATED BY REFERENCE

         The audited balance sheets of the Company as of December 31, 2002, 2001 and 2000 and the related statements of operations, shareholders' equity (deficit) and cash flows for the three years ended December 31, 2002, are incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002. The Company's unaudited consolidated balance sheets as of March 31, 2002, June 30, 2002, September 30, 2002, and March 31, 2003, are incorporated herein by reference to the Company's Quarterly Reports on Form 10-QSB for the quarter ended March 31, 2002, June 30, 2002, September 30, 2002 and March 31, 2003 respectively. The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 and the Company's Quarterly Reports on Form 10-QSB for the quarter ended March 31, 2002, June 30, 2002, September 30, 2002 and March 31, 2003 respectively are incorporated herein by reference.
     The Company files annual, quarterly and special reports, proxy statements, and other information with the Securities and Exchange Commission as is required by the Securities Exchange Act of 1934. Shareholders may read and copy any reports, statements or other information we have filed at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Rooms. In addition, copies may be obtained (at prescribed rates) at the SEC's Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. The Company filings are also available on the Internet on the SEC's website at www.sec.gov, and from commercial document retrieval services, such as Primark, whose telephone number is 1-800-777-3272. The Company shall provide, at no cost to the shareholder, the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002 and the Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2003 and June 30, 2003 along with this Information Statement.

                          Additional Information

       If you have any questions about the actions described above, you may contact Joseph I. Emas, 1224 Washington Avenue, Miami Beach, Florida 33139 or call at Mr. Emas at 305-531-1174.

                                 SIGNATURE

          Pursuant to the requirements of the Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors

                                /s/ Pedro Pablo Err zuriz
                                -------------------------------------------
-----
                                 Pedro Pablo Err zuriz  Chief  Executive
Officer

September 8, 2003

APPENDIX A


                      SHAREHOLDER DISSENTER'S RIGHTS

                        DISSENTERS' RIGHTS STATUTES



     1607.1301 Dissenters' rights; definitions.-The following definitions apply to 607.1302 and 607.1320;
     (1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action of the surviving or acquiring corporation by merger or share exchange of that issuer.
     (2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
     (3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

     1607.1302  Right of shareholders to dissent.-
     (1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
          (a) Consummation of a plan of merger to which the corporation is a party:
               1.    If  the shareholder is entitled to vote on the merger,
          or
               2. If the corporation is a subsidiary that is merged with its parent under 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of 607.110.4;
          (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;
          (c) As provided in 607.0902(11), the approval of a control-share acquisition;
          (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the share of which will be acquired, if the shareholder is entitled to vote on the plan;
          (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:
___________________
     1Effective July 1. 1990.

               1. Altering or abolishing any preemptive rights attached to any of his shares;
               2. Altering or abolishing the voting rights pertaining to any of his shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;
               3. Effecting an exchange, cancellation or reclassification of any of his shares, when such exchange, cancellation, or reclassification would alter or abolish his voting rights or alter his percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares,
               4.    Reducing  the stated redemption price of  any  of  his
redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his shares, or making any of his shares subject to redemption when they are not otherwise redeemable;
               5. Making noncumulative, in whole or in part, dividends of any of his preferred shares which had theretofore been cumulative;
               6. Reducing the stated dividend preference of any of his preferred shares; or
               7. Reducing any stated preferential amount payable on any of his preferred shares upon voluntary or involuntary liquidation; or
          (f) Any corporate action taken to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his shares.
     (2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his shares which are adversely affected by the amendment.
     (3) A shareholder may dissent as to less than all the shares registered in his name. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.
     (4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger' 2or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by not fewer than 2,000 shareholders.
     (5) A shareholder entitled to dissent and obtain payment for his shares under this section may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.


     1607.1320 Procedure for exercise of dissenters' rights.-
          (1) (a) If a proposed corporate action creating dissenters' rights under 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301,
607.1302. and 607.1320. A shareholder who wishes to assert dissenters' rights shall:
               1. Deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated, and
               2. Not vote his shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.
          (b) If proposed corporate action creating dissenters' rights under s. 607.1 302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302. and
607.1320 to each shareholder simultaneously with any request for his written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

     (2) Within 10 days after the shareholders' authorization date. the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder. excepting any who voted for, or consented in writing to, the proposed action.

     (3) Within 20 days after the giving of notice to him, any shareholder who elects to dissent shall file with the corporation a notice of such election stating his name and address, the number, classes, and series of shares as to which he dissents, and a demand for payment of the fair value of his shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

     (4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his shares shall cease, and he shall be reinstated to have all his rights as a shareholder as of the riling of his notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to and corporate proceedings that may have been taken in the interim, if;
          (a)  Such demand is withdrawn as provided in this section;
          (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;
          (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or
          (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.
_________________________
     2Note.-The word "or" was substituted by the editors for the word "of' to correct an apparent typographical error.

     (5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:
          (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and
          (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or. if the corporation was not in existence throughout such 12-month period, or the portion thereof during which it was in existence.

     (6) If within 30 days after the making of such offer any shareholder accepts the same. payment for his shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

     (7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder. as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

      (8) The judgment may at the discretion of the court include a fair rate of interest, to be determined by the court.

     (9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined. materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

     (10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.
                                APPENDIX B
                         STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of 5th day of May, 2003 by and among ANDEAN DEVELOPMENT CORPORATION, a corporation organized and existing under the laws of the State of Florida ("Andean"), Pedro P. Err zuriz and any affiliates of Pedro
P. Err zuriz ("Err zuriz") SANDRINGHAM INVESTMENTS LIMITED (Sandringham") and INGE L.E. KERSTER ("Kerster" hereinafter referred to collectively with Sandringham "Purchaser").

                     PRELIMINARY STATEMENT:

     WHEREAS,  the  parties  intend  to  memorialize  the  transfer  of   a
controlling interest in Andean to the Purchasers; and

     WHEREAS, Err zuriz, either directly or indirectly by companies controlled by Err zuriz wish to transfer their control shares of Andean back to Andean in exchange for substantially all the assets of Andean and the Purchasers desire to accommodate such a transaction in order to create a "shell corporation" into which a viable business can be integrated;

     WHEREAS, Err zuriz desires to sell to Purchaser a controlling interest in Andean held by Err zuriz and the Purchaser desires to purchase such a controlling interest in Andean held by Err zuriz, upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                           ARTICLE I

                SALE AND PURCHASE OF ANDEAN'S COMMON STOCK
                            AND PURCHASE PRICE

     SECTION 1.1 Sale of Andean Stock. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with applicable law, at the Closing on the Closing Date (as those terms are defined in Section 2.1 hereof), Err zuriz agrees to sell, assign, transfer, convey and deliver to Purchaser, and Purchaser agrees to purchase and acquire 1,450,000 shares of common stock of Andean held by the Err zuriz (the "Company Stock"). Purchaser acknowledges that Err zuriz has deposited Andean Stock with Joseph I. Emas, attorney for Andean ("Emas") or shall execute a Affidavit of Lost Certificate.

     SECTION 1.2 Purchase Price. The purchase price (the "Purchase Price") to be paid by the Purchaser to the for Andean Stock is (i) Seventy Five Thousand Dollars ($75,000) to be disbursed as stated on Schedule A attached hereto and (ii) the Purchaser agrees and acknowledges that Andean shall retain the responsibility for all debt obligations of Andean up to
Fifty Seven Thousand Dollars ($57,000) (particularly those listed on Schedule B attached hereto, the "Assumed Liabilities"). Err zuriz agrees and acknowledges that Purchaser has advanced the sum of Ten Thousand Dollars ($10,000). In addition, Err zuriz agrees to assume all assets and all liabilities of Andean, (except for the Assumed Liabilities), such assignment and assumption to be dated as of March 31, 2003. Err zuriz agrees and acknowledges that any liabilities incurred prior to the Closing may be considered in the calculation of the liabilities of Andean as well as any liabilities arising prior to the Closing but not disclosed until subsequent to the Closing. On or before the Closing Date (as defined in Section 2.1 hereof), the Purchaser shall deposit the remaining sixty Five Thousand Dollars ($65,000.00) with Emas.


                           ARTICLE II

             CLOSING DATE AND DELIVERIES AT CLOSING

     SECTION 2.1 Closing Date The closing of the transactions contemplated by this Agreement (the "Closing"), unless expressly determined herein, shall be held at the offices of Newbridge Securities at 10:30 A.M. local time, within five (5) days of the Effective Date (as defined in
Section 6.5) , or on such other date and at such other place as may be mutually agreed by the parties, including closing by facsimile with originals to follow. The date of the Closing is sometimes referred to herein as the "Closing Date." If payment pursuant to Section 1.2 or delivery of stock pursuant to Section 2.2 is not made, then either party may deem this Agreement null and void, effective immediately

     SECTION 2.2 Deliveries by Err zuriz . In addition to and without limiting any other provision of this Agreement, Err zuriz agrees to deliver, or cause to be delivered, to Purchaser, at or prior to Closing, the following:

a) Certificates representing Andean Stock, which certificates shall be either (i) duly endorsed to the Purchaser; or (ii) accompanied by stock powers duly executed in favor of the Purchaser or an executed affidavit of lost certificate;
(b) All corporate and other records of Andean held by Err zuriz, if any, including but not limited to, minute books, stock books and registers, books of account, leases and contracts;
(c)  An Assignment and Assumption Agreement, attached hereto as Exhibit A.
(d) Such other documents or certificates as shall be reasonably requested by the Purchaser or its counsel.

     SECTION 2.3 Deliveries by Purchaser. In addition to and without limiting any other provision of this Agreement, the Purchaser agrees to deliver, or cause to be delivered, to Err zuriz, at or prior to Closing, the following:

(a) The Purchase Price required to be delivered on or before Closing pursuant to Section 1.2 hereof;
(b) Such other documents or certificates as shall be reasonably requested by Err zuriz or his counsel.

     SECTION 2.4 Further Assurances. Err zuriz and the Purchaser shall, upon request, on or after the Closing Date, cooperate with each other by furnishing any additional information, executing and delivering any additional documents and/or other instruments and doing any and all such things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement.


                          ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF ANDEAN  AND ERRAZURIZ

     Andean and Err zuriz jointly and severally represent and warrant to Purchaser (which warranties and representations shall survive the Closing regardless of what examinations, inspections, audits and other investigations the Purchaser has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

     SECTION 3.1 Organization and Qualification. Andean is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and is duly qualified to do business in any other jurisdiction by virtue of the nature of the businesses conducted by it or the ownership or leasing of its properties, except where the failure to be so qualified will not, when taken together with all other such failures, have a material adverse effect on the business, operations, properties, assets, financial condition or results of operation of Andean and its subsidiaries taken as a whole. (Any such material adverse effect being hereinafter referred to as "Company Material Adverse Effect").

     SECTION 3.2 Articles of Incorporation and By-Laws. The complete and correct copies of Andean's Articles of Incorporation and By-Laws, as amended or restated to date which have been filed with the Securities and Exchange Commission are a complete and correct copy of such document as in effect on the date hereof and as of the Closing Date.

     SECTION 3.3    Capitalization.

                    (a) The authorized and outstanding capital stock of Andean is set forth in Andean's Annual Report on Form 10-KSB, filed on April 14, 2003 with the Securities and Exchange Commission. All shares of capital stock have been duly authorized and are validly issued, and are fully paid and no assessable, and free of preemptive rights.

                    (b) Except pursuant to this Agreement, and as set forth in Andean's Annual Report on Form 10-KSB, filed on April 14, 2003 with the Securities and Exchange Commission, as of the date hereof and as of the Closing Date, there are not now outstanding options, warrants, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any class of capital stock of Andean, or agreements, understandings or arrangements to which Andean is a party, or by which Andean is or may be bound, to issue additional shares of its capital stock or options, warrants, scrip or rights to subscribe for, calls or commitment of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any shares of any class of its capital stock.

                    (c) Err zuriz beneficially owns of record Andean Stock. The Purchaser (i) on the Closing Date will have full right, power, and authority to sell, assign, transfer, and deliver, by reason of record and beneficial ownership, to Purchaser, Andean Stock hereunder, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever; and (ii) upon delivery of and payment by Purchaser to Err zuriz of the Purchase Price, Purchaser will acquire good and marketable title to such Company Stock, free and clear of all liens, charges, claims, options, pledges, restrictions, and encumbrances whatsoever.

     SECTION 3.4 Authority. Andean has all requisite corporate power and authority, and Err zuriz has full power, to execute and deliver this Agreement, to perform his obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Andean and Err zuriz and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Andean is necessary to authorize this Agreement or to consummate the transactions contemplated hereby except as disclosed in this Agreement. This Agreement has been duly executed and delivered by Andean and Err zuriz and constitutes the legal, valid and binding obligation of Andean and Err zuriz enforceable against Andean and Err zuriz in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

     SECTION 3.5 No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by Andean and Err zuriz does not, and the performance by Andean and Err zuriz of their respective obligations hereunder will not: (i) conflict with or violate the Articles of Incorporation or By-Laws of Andean; (ii) conflict with, breach or violate any federal, state, foreign or local law, statute, ordinance, rule, regulation, order, judgment or decree (collectively, "Laws") in effect as of the date of this Agreement and applicable to Andean and Err zuriz; or
(iii) result in any breach of, constitute a default (or an event that with notice or lapse of time or both would become a default) under, give to any other entity any right of termination, amendment, acceleration or cancellation of, require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of Andean pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Andean is a party or by Andean or any of its properties or assets is bound. Excluding from the foregoing are such violations, conflicts, breaches, defaults, terminations, accelerations, creations of liens, or incumbency that would not, in the aggregate, have a Company Material Adverse Effect.

     SECTION 3.6 Report and Financial Statements. Andean's Annual Report on Form 10-KSB, filed on April 14, 2003 with the Securities and Exchange Commission contains the financial statements of Andean as of December 31, 2002 (the "Financial Statements"). Each of the balance sheets contained in or incorporated by reference into any such Financial Statements (including the related notes and schedules thereto) fairly presented the financial position of Andean as of its date, and each of the statements of income and changes in stockholders' equity and cash flows or equivalent statements in such Financial Statements (including any related notes and schedules thereto) fairly presents and will fairly present the results of operations, changes in stockholders' equity and changes in cash flows, as the case may be, of Andean for the periods to which they relate, in each case in accordance with United States generally accepted accounting principles ("U.S. GAAP") consistently applied during the periods involved, except in each case as may be noted therein, subject to normal year-end audit adjustments in the case of unaudited statements. The books and records of Andean have been, and are being, maintained in all material respects in accordance with U.S. GAAP and any other applicable legal and accounting requirements and reflect only actual transaction. Without limiting the foregoing, the Purchaser shall not assume, undertake or accept, and shall have no responsibility with respect to, liabilities and obligations related to Andean or operation of Andean prior to the Closing Date, except as disclosed herein (up to the maximum agreed to herein).

     SECTION 3.7 Compliance with Applicable Laws. Andean is not in violation of, or, to the knowledge of Andean or Err zuriz is under investigation with respect to or has been given notice or has been charged with the violation of any Law of a governmental agency, except for violations which individually or in the aggregate do not have a Company Material Adverse Effect.

     SECTION 3.8 Brokers. Except for Newbridge Securities in Fort Lauderdale, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Andean or Err zuriz.

     SECTION 3.9 SEC Requirements. Andean acknowledges that Andean is a publicly held company and that the Purchaser has received from the Company reports with the Securities and Exchange Commission and with the NASD.

     SECTION 3.10 Litigation. To the knowledge of Andean and Err zuriz, no litigation , claim, or other proceeding before any court or governmental agency is pending or threatened against Andean.

     SECTION 3.811 Full Disclosure. No representation or warranty made by Andean or Err zuriz in this Agreement and no certificate or document furnished or to be furnished to the Purchaser pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.



                           ARTICLE IV

        REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Err zuriz (which warranties and representations shall survive the Closing regardless of what examinations, inspections, audits and other investigations Err zuriz has heretofore made or may hereinafter make with respect to such warranties and representations) as follows:

     SECTION 4.1 Organization and Qualification. The Purchaser is duly organized, validly existing and in good standing under the laws of the Province or State of Incorporation, and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

     SECTION 4.2 Authority. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement, to perform the obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of the Purchaser is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This
Agreement has been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

     SECTION 4.3 No Conflict; Required Filings and Consents. The execution and delivery of this Agreement by the Purchaser does not, and the performance by the Purchaser of its obligations hereunder will not: (i) conflict with or violate the Articles of Incorporation or By-Laws of the Purchaser; or (ii) conflict with, breach or violate any Laws in effect as of the date of this Agreement and applicable to the Purchaser.

     SECTION 4.4 Successors, Assigns and Designees. Purchaser makes no representations or warranties about any of its stockholders, successors, assigns and/or designees who may receive or become the beneficiary of any of the rights and/or obligations set forth hereunder.

     SECTION 4.5 Brokers. Except for Newbridge Securities in Fort Lauderdale, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Purchaser.

     SECTION 4.6 Full Disclosure. No representation or warranty made by the Purchaser in this Agreement and no certificate or document furnished or to be furnished to Andean or Err zuriz pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.


                           ARTICLE V

        CONDITIONS PRECEDENT TO ERRAZURIZ `s OBLIGATIONS

       The   obligation   of  Err zuriz  to  consummate  the   transactions
contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date, of the following conditions:

     SECTION 5.1 No Termination. This Agreement shall not have been terminated pursuant to Article 7 hereof.

     SECTION 5.2 Representations True and Correct. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

     SECTION 5.3 Compliance with Covenants . Purchaser shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.


     SECTION 5.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.


                                ARTICLE VI

        CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

     The obligation of the Purchasers to consummate the transactions contemplated hereby shall be subject to the fulfillment, on or prior to Closing Date unless specified otherwise, of the following conditions:

     SECTION 6.1 No Termination. This Agreement shall not have been terminated pursuant to Article 7 hereof.

     SECTION 6.2 Representations True and Correct. The representations and warranties of Andean and Err zuriz contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on as of the Closing Date.

     SECTION 6.3 Compliance with Covenants . Andean and Err zuriz shall have performed and complied in all material respects with all covenants, agreements, and conditions required by this Agreement to be performed or complied by it prior to or at the Closing Date.


     SECTION 6.4 No Adverse Proceedings. On the Closing Date, no action or proceeding shall be pending by any public authority or individual or entity before any court or administrative body to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the transactions contemplated hereby or to recover any damages or obtain other relief as a result of the transactions proposed hereby.


 SECTION  6.5 Additional Acts by the Andean prior  to  the  Closing Date.

     Prior to the Closing Date, Andean shall perform the following:

(a) Within ten (10) business days of this Agreement, prepare and file on behalf of Andean any and all requisite filings with the Securities and Exchange Commission (including filing and distributing an Information Statement on Form 14C describing the sale of the assets and including, at the request of the Purchasers, a reverse stock split) and any and all requisite filings with the State of Florida, with Purchasers agreeing to be responsible for any payment to be made to dissenters under the provisions of the Florida Statutes;


The date upon which satisfaction of the above is effective with the State of Florida and the Securities and Exchange Commission shall be the "Effective Date"


                          ARTICLE VII

               TERMINATION, AMENDMENT AND WAIVER

SECTION 7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time:

(a)    by  mutual  written  consent  of  Purchaser  and Err zuriz;

                    (b)   by  Err zuriz  upon  a  material  breach  of  any
representation, warranty, covenant or agreement on the part of the Purchaser set forth in this Agreement, or the Purchaser upon a material breach of any representation, warranty, covenant or agreement on the part of Andean or Err zuriz set forth in this Agreement, or if any representation or warranty of Andean or Err zuriz or Purchaser, respectively, shall have become untrue, in either case such that any of the conditions set forth in Article V or Article VI hereof would not be satisfied (a "Terminating Breach"), and such breach shall, if capable of cure, not have been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

                    (c) by either Err zuriz or Purchaser, if there shall be any court order which has become final and nonappealable, except if the party seeking to terminate this Agreement pursuant to this Section 8.1(c) has not complied with its obligations under Section 6 or 7 respectively; or

                    (d) by the Purchaser, if the Effective Date is after June 30, 2003; except that Purchaser agrees that all sums paid to Newbridge, Emas and for any federal and state filings (including accountant's fees) are non-refundable.

     SECTION 7.2 Effect of Termination. In the event of the termination of this Agreement pursuant to Section 7.1 hereof, there shall be no liability on the party of Andean, Err zuriz or Purchaser or any of their respective officers, directors, agents or other representatives and all rights and obligations of any party hereto shall cease, except as expressed herein.

     SECTION 7.3 Amendment. This Agreement may be amended by the parties hereto any time prior to the Closing Date by an instrument in writing signed by the parties hereto.

     SECTION 7.4 Waiver. At any time prior to the Closing Date, Err zuriz or the Purchaser, as appropriate, may: (a) extend the time for the performance of any of the obligations or other acts of other party or;
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto which have been made to it or them; or (c) waive compliance with any of the agreements or conditions contained herein for its or their benefit. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound hereby.



                          ARTICLE VIII

                       GENERAL PROVISIONS

     SECTION 8.1 Transaction Costs. Except as otherwise provided herein, each of the parties shall pay all of his or its costs and expenses (including attorney fees and other legal costs and expenses and accountants' fees and other accounting costs and expenses) incurred by that party in connection with this Agreement.

     SECTION 8.2 Indemnification. Err zuriz agrees to defend and hold the Purchaser and Andean (following the Closing Date) and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by Err zuriz to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

     SECTION 8.3 Indemnification. The Purchaser agrees to defend and hold Err zuriz harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by the Purchaser to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

     SECTION 8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or (iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid, to the addresses provided by each party to the other parties.

     SECTION 8.5 Headings. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SECTION 8.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any such term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     SECTION 8.7 Entire Agreement. This Agreement (together with the Schedules, Exhibit, certificates and documents referred to herein) constitute the entire agreement of the parties and supersede all prior agreements and undertakings, other than the Confidentiality Letters, both written and oral, between the parties, or any of them, with respect to the subject matter hereof.

     SECTION 8.8 Binding Effect. All the terms and provisions of this Agreement, whether so expressed or not, shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     SECTION 8.9 Preparation of Agreement. This Agreement shall not be construed more strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

     SECTION 8.10 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, without giving effect to applicable principles of conflicts of law.

     SECTION 8.11 Preparation and Filing of Tax Returns and Securities and Exchange Commission filings. Err zuriz shall reasonably assist and cooperate with the Purchaser in the preparation of all the federal, state and local tax returns of Andean and all filings with the Securities and Exchange Commission after the Closing Date due after the Closing Date relating to periods prior to the Closing Date. After the Closing Date, the decision on whether to file short period returns up to the Closing Date or for a period other than Andean's current consolidated tax year, shall be made at the sole discretion of the Purchaser.

     SECTION 8.12 Further Assurances, Cooperation. Each party shall, upon reasonable request by the other party, execute and deliver any additional documents necessary or desirable to complete the merger pursuant to and in the manner contemplated by this agreement. The parties hereto agree to cooperate and use their respective best efforts to consummate the transactions contemplated by this agreement.

     SECTION 8.13 Survival The representations, warranties, covenants and agreements made herein shall survive the Closing of the transaction contemplated hereby.

     SECTION 8.14 Third Parties Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective administrators, executors, legal representatives, heirs, successors and assignees. Nothing in this Agreement is intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over or against any party to this Agreement.

     SECTION 8.15 Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall nay single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.


     SECTION 8.16 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.





     IN WITNESS WHEREOF, Purchaser, Err zuriz, and Andean have as of the date first written above executed this Agreement.

PURCHASERS                                             ANDEAN


                                        Andean Development Corporation

______________________                  _________________________
By: ___________________                By:___________________________
Title:__________________              Title:___________________________




                                          _____________________________
                                         Pedro P. Err zuriz